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                                                                    Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, Howard F. George, Chief Financial Officer of Ceradyne, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002



                                                /s/ HOWARD F. GEORGE
                                                -------------------------------
                                                Howard F. George,
                                                Chief Financial Officer



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